                                                                EXHIBIT 10.16E

                               FOURTH AMENDMENT
                             TO LICENSE AGREEMENT

     This Fourth Amendment to License Agreement ("Fourth Amendment") is entered into as of the 20 day of November, 1998, by and between Joseph R. Lakowicz, Ph.D., an individual having an address of 10037 Fox Den Road, Ellicott City, Maryland 21042 ("DR. LAKOWICZ") and SpectRx, Inc., a Delaware corporation, having its principal office at 6024A Unity Drive, Norcross, Georgia 30071 ("SRX").


                                  WITNESSETH:

     WHEREAS, DR. LAKOWICZ and SRX entered into a License Agreement executed November 22, 1995, as amended by an Amendment of License Agreement dated November 28, 1995, a Second Amendment to License Agreement dated March 26, 1997 and a Fourth Amendment to License Agreement dated November 20, 1998 (such agreement as so amended, the "Agreement");

     WHEREAS, DR. LAKOWICZ and SRX desire to further amend the Agreement pursuant to Paragraph 12.7 of the Agreement;

     NOW, THEREFORE, for and in consideration of $1.00 and other good and valuable consideration and the covenants and agreement contained herein, the parties hereto agree to amend the Agreement as follows:

     By amending paragraph 3.7 as follows:

       (i) Delete from the first sentence thereof "ten (10) percent," and replace same with "the Applicable Up-Front Percentage (as defined below); "and

       (ii) Add the following to paragraph 3.7:

            "As used herein, "Applicable Up-Front Percentage" shall mean, in respect of any Up-Front License Payment, the percentage indicated below:

            Up-Front License                             Applicable Up-Front
            Payment                                      Percentage
            -----------------                            -------------------
            < $50,000                                    [*]%                  *
            -

            > $50,000 but                                [*]%, plu             *
            < $100,000                                   [*]% for each $5,000  *
            -                                            in excess of $50,000


                              [*} to be redacted

                                   [e.g., Up-Front License
                                   Payment of $65,000 would
                                   have Applicable Up-Front
                                   Percentage of [*]%]              *

     >$100,000 but                 [*]%, plus                       *
     <$300,000                     [*]% for each $40,000            *
     -                             in excess of $100,000            *

     >$300,000 but                 [*]%                             *
     <$500,000
     -

     >$500,000 but                 [*]%, less                       *
     <$700,000                     [*]% for each $40,000            *
     -                             in excess of $500,000

     >$700,000 but                 [*]%, less                       *
     <$1,000,000                   [*]% for each $60,000            *
     -                             in excess of $700,000            *

     >$1,000,000 but               [*]%, less                       *
     <$2,000,000                   [*]% for each $200,000           *
     -                             in excess of $1,000,000          *

     >$2,000,000                   [*]%                             *

     IN WITNESS WHEREOF, DR. LAKOWICZ has executed this Fourth Amendment and SRX has caused this Fourth Amendment to be executed by its duly authorized representative as of the day and year first above written.



                             /s/ JOSEPH R. LAKOWICZ, Ph.D.
                             ------------------------------------------
                             JOSEPH R. LAKOWICZ, Ph.D.


                             SPECTRX, INC.


                             By: /s/ MARK A. SAMUELS
                                 --------------------------------------
                                 Mark A. Samuels
                                 President and Chief Executive Office


        [*] to be redacted